UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

26 Vly Road, Albany, NY  12205

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

26 Vly Road, Albany, NY  12205

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ANNUAL REPORT

March 31, 2009

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2009

May 22, 2009

Dear Fellow Shareholder:

The net asset value (NAV) of the Adirondack Small Cap Fund declined 40.9% during the 2009 fiscal year (04/01/08 to 03/31/09). During the same period the Russell 2000 Value Index® declined 38.9%. This underperformance can be attributed to a couple of factors. First was the Fund’s investment in a number of companies whose share prices were pressured by liquidating hedge funds. Second was the Fund’s emphasis on low priced stocks which traditionally underperform in weak markets. Since the end of March, the Fund has made considerable progress in relative and absolute terms. Through May 22, 2009 the Fund is up 12.2% (year-to-date) versus a negative 8.0% return for the Russell 2000 Value Index. At the time of this letter the Fund’s three year track record is ranked within the 17th percentile of all Small Cap Value Funds according to Morningstar®.*

*Morningstar is an independent mutual fund ratings service that ranks funds based on publically available data. There were 414 funds within the Small Cap Value category as of May 22, 2009. The data presented does not take into account the relative risk of each fund within this category and is not intended to be forward looking.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2009

March 31, 2009 Performance Summary
	Cumulative Return Since Inception	Average Annualized Return Since Inception	3yr	1yr
The Adirondack Small Cap Fund	-28.9%	-8.3%	-16.8%	-40.9%
Russell 2000® Value Index	-30.8%	-8.7%	-17.5%	-38.9%

The Fund commenced operations on April 6, 2005.  This data reflects past performance. Total return measures aggregate change.  Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks, fees and expenses of The Adirondack Small Cap Fund before investing.  For a prospectus containing these details and for current performance information please call 1-888-686-2729.  Read it carefully before you invest.  Current performance may be lower or higher than the performance data quoted.

Over the past year we have seen a crisis of confidence that has called into question the basic principles of free markets. It’s now apparent that this downturn is not typical. The American mindset regarding consumption and savings has fundamentally changed. Before the meltdown, approximately 70% of U.S. GDP came from consumer spending and our national savings rate was negative. The notion that home equity could supplant savings is gone. Given these factors we don’t expect the economy to come roaring back like in 2003. Nevertheless, we think there’s ample opportunity to make money in this oversold market.

The Fund finished the year with 72 holdings up from 49 holdings at the end of FY 2008. As the investing environment became more volatile we felt it was prudent to reduce portfolio concentration. The Fund’s top ten holdings represented 29% of Fund assets with no single equity holding comprising more than 5.0%. Relative to the Index, the Fund continues to be overweight technology and healthcare. The Fund is still underweight financials and industrials.

We have started to increase our exposure to the Financial Services industry after the drubbing it took last year. At fiscal year end the Fund’s exposure to Financials was 22.4% versus over 30% for the Russell 2000 Value Index. We are finding quality companies with excellent earnings power, trading well below replacement cost. We are still avoiding banks and our exposure to real estate investment trusts (REITs) is minimal. These two groups represent more than 25% of the Russell 2000 Value Index. We own one REIT, an owner of apartment complexes which represents about 1.0% of Fund assets. Property types such as office buildings, retail centers, hotels and industrial still do not interest us.  Insurance and Capital Markets are the industries in Financial Services sector that we have chosen to emphasize.  Here’s what we like. First, the Capital Markets and Insurance industries were among the first to feel the impact of the current crisis. As a result, many of these companies are well along the adjustment curve.  Secondly, most of these companies are not overly leveraged and they don’t need a great economy in order to prosper over the next three years.

At 23.6% the Technology industry represents our largest weighting and the largest variance from the Value Index which holds about 13%. For various reasons, Technology stocks are an area that traditional value investors typically underweight. We continue to find tremendous value within this industry. For one, we still see more industry consolidation during this downturn. The growth potential is above average while balance sheet risk is below average. The Fund held 15 Technology positions and at March 31, 2009, two-thirds of these companies held more than $100 million of cash on their balance sheets. Two-thirds of these companies were debt free and two-thirds were trading at or below book value. The average annual revenues of this group grew by 10% in each of the past five years. Collectively these companies spent more than $500 million dollars on research and development last year.

Excessive fear has created abundant opportunities for patient investors.  Equity markets are extremely bifurcated right now. On one hand there are industries/companies that will continue to struggle with substantial overcapacity. Conversely, some industries/companies stand to benefit measurably from less competition.  For active managers like us, this setting should prove to be very constructive.

Thank you for your continued investment in The Adirondack Small Cap Fund and sticking with us during these difficult times. For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com. As always please don’t hesitate to pick up the phone and call us at (518) 690-0470.

Regards,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS

MARCH 31, 2009 (UNAUDITED)

1. 3Com Corp.	4.81%
2. Delphil Financial Group 7.376% 5/01/2067	3.53%
3. Unisource Energy Corp.	3.32%
4. Crown Holdings, Inc.	2.95%
5. Montpelier RE Holdings, Ltd.	2.91%
6. Terra Industries, Inc.	2.82%
7. Seachange International, Inc.	2.37%
8. PepsiAmericas, Inc.	2.24%
9. Dreamworks Animation Skg, Inc. Class A	2.17%
10. Assured Guaranty Ltd.	2.05%

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INESTMENTS

MARCH 31, 2009

Shares		Value

COMMON STOCKS - 81.21%

Accident & Health Insurance - 0.81%
51,000	Conseco, Inc. *	$ 46,920

Agricultural Chemicals - 2.82%
5,800	Terra Industries, Inc.	162,922

Air-Conditioning & Warm Air Heating Equipment - 0.74%
9,500	Tecumseh Products Co. Class A *	42,940

Air Transportation - 0.88%
8,000	Southwest Airlines Co.	50,640

Beverage-Soft Drinks - 2.24%
7,500	PepsiAmericas, Inc.	129,375

Biotechnology Research & Products - 0.81%
27,000	Trinity Biotech plc. (Ireland) *	46,980

Broadcasting And Cable TV - 0.08%
30,655	Spanish Broadcasting System, Inc. Class A *	4,598

Calculating & Accounting Machines (No Electronic Computers) - 0.85%
2,300	Diebold, Inc.	49,105

Computer Communications Equipment - 4.82%
90,000	3Com Corp. *	278,100

Computer Services Software & System - 2.16%
3,500	Avid Technology, Inc. *	31,990
55,000	Sumtotal Systems, Inc. *	92,950
		124,940

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INESTMENTS (CONTINUED)

MARCH 31, 2009

Shares		Value

Computer Technology - 0.42%
1,900	Perot Systems Corp. Class A *	24,472

Container & Package-Metal & Glass - 2.95%
7,500	Crown Holdings, Inc. *	170,475

Electric Services - 5.90%
7,000	Calpine Corp. *	47,670
49,000	Dynegy, Inc. *	69,090
10,000	Reliant Energy, Inc. *	31,900
6,805	Unisource Energy Corp.	191,833
		340,493
Electric Lighting & Wiring Equipment - 1.08%
12,031	LSI Industries, Inc.	62,200

Entertainment - 2.17%
5,800	Dreamworks Animation Skg, Inc. Class A *	125,512

Financial Data Process Services - 1.97%
51,500	BGC Partners, Inc. Class A	113,815

Financial Miscellaneous - 1.40%
19,400	PMA Capital Corp. Class A *	80,898

Fire, Marine & Casualty Insurance - 4.54%
13,000	Montpelier Re Holdings Ltd. (Bermuda)	168,480
7,700	Selective Insurance Group, Inc.	93,632
		262,112
Glass Containers - 0.63%
2,500	Owens Illinois, Inc. *	36,100

Gold And Silver Ores - 0.40%
24,314	Coeur D'Alene Mines Corp. *	22,855

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INESTMENTS (CONTINUED)

MARCH 31, 2009

Shares		Value

Health Services - 1.01%
19,300	Cardiac Science Corp. *	58,093

Home Health Care - 1.32%
169,700	Hooper Holmes, Inc. *	76,365

Industrial Inorganic Chemicals - 0.54%
5,987	American Pacific Corp. *	31,013

Instruments For Measuring & Testing Of Electricity & Electronic Signals - 2.02%
22,500	Ixia *	116,325

Investment Advice - 1.85%
6,700	Legg Mason, Inc.	106,530

Life Insurance - 0.95%
29,000	Genworth Financial, Inc. Class A	55,100

Medical & Dental Instruments & Supply - 0.48%
4,500	Vascular Solutions, Inc. *	27,540

Miscellaneous Chemical Products - 1.46%
3,500	WD-40 Co.	84,490

Miscellaneous Electrical Machinery,Equipment, & Supplies - 0.73%
14,000	Exide Technologies *	42,000

Ophthalmic Goods - 1.37%
3,000	Cooper Companies, Inc.	79,320

Pharmaceutical Preparations - 1.26%
14,070	Prestige Brands Holdings, Inc. *	72,883

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

Printed Circuit Boards - 4.29%
34,500	DDI Corp. *	106,260
15,000	Jabil Circuit	83,400
190,000	Sanmina-Sci Corp. *	57,950
		247,610
Plastic Products, NEC - 0.21%
1,900	Newell Rubbermaid, Inc.	12,122

Production Technology Equipment - 0.75%
7,334	Electro Scientific Industries, Inc. *	43,417

Publishing-Newspapers - 0.30%
22,900	Journal Communications, Inc. Class A	17,175

Retail-Grocery Stores - 1.60%
6,200	Ingles Markets, Inc. Class A	92,566

Radio & TV Broadcasting & Communications Equipment - 3.28%
26,690	Endwave Corp. *	52,312
24,000	Seachange International, Inc. *	137,280
		189,592
Radio Broadcasting Stations - 0.99%
14,000	Cox Radio, Inc. Class A *	57,400

Retail-Family Clothing Stores - 1.59%
7,500	American Eagle Outfitters, Inc.	91,800

Security Brokers, Dealers, & Flotation Companies - 1.84%
7,200	Knight Capital Group Class A *	106,128

Semiconductors & Related Devices - 1.78%
32,460	AXT, Inc. *	27,916
9,100	Verigy Ltd. *	75,075
		102,991

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

Services-Amusements & Recreation Services - 1.21%
29,355	Warner Music Group Corp. *	68,984
10,100	Westwood One, Inc. *	606
		69,590
Services-Computer Integrated Systems Design - 0.60%
7,500	Tier Technologies, Inc. Class B *	34,725

Services-Computer Processing & Data Preparation - 1.31%
75,400	IPass, Inc. *	75,400

Services-Computer Programming Services - 2.73%
9,000	I2 Technologies, Inc. *	71,100
37,000	Realnetwork, Inc. *	86,210
		157,310
Services-Misc. Health & Allied Services - 1.36%
3,600	Lincare Holdings, Inc. *	78,480

Services-Prepackaged Software - 1.13%
10,000	Virtus Investment Partners, Inc. *	65,100

Sporting & Athletic Goods, NEC - 0.79%
42,200	Cybex International, Inc. *	45,787

Sugar & Confectionery Products - 1.50%
4,000	Tootsie Roll Industries, Inc.	86,880

Surety Insurance - 2.05%
17,500	Assured Guaranty Ltd. (Bermuda)	118,475

Surgical & Medical Instruments & Apparatus - 0.03%
161	Angiodynamics, Inc. *	1,810

Television Broadcasting Stations - 0.39%
22,000	Sinclair Broadcast Group, Inc. Group A	22,660

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

Water, Sewer, Pipeline, & Power Line Construction - 0.79%
3,000	MYR Group, Inc. *	45,750

TOTAL FOR COMMON STOCKS (Cost $7,820,931) -81.21%		4,687,879

CORPORATE BONDS - 7.73%
1,500	AMR Corp. 7.875% 07/31/2039	15,645
7,500	CBS Corp. 7.25% 06/30/2051	106,500
16,317	Delphil Financial Group 7.376% 05/01/2067	203,963
3,700	Pulte Homes, Inc. 7.375% 06/01/2046	45,880
10,700	Phoenix Companies 7.45% 01/15/2032	74,365
TOTAL FOR CORPORATE BONDS (Cost $480,738)		446,353

REIT'S - 1.09%
6,200	Post Properties, Inc.	62,868
TOTAL FOR REIT'S (Cost $66,892)		62,868

Exchange Traded Funds - 1.47%
2,200	Ultra Oil & Gas Proshares	47,212
2,000	iPath S&P GSCI Crude Oil Total Return Index *	37,760
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $102,221)		84,972

SHORT-TERM INVESTMENTS - 8.32%
480,060	Huntington U.S. Treasury Money Market IV 0.02% **	480,060
TOTAL SHORT-TERM INVESTMENTS (Cost $480,060)		480,060

TOTAL INVESTMENTS (Cost $8,950,842) - 99.82%		5,762,132

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.18%		10,662

NET ASSETS - 100.00%		$ 5,772,794

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at March 31, 2009.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

Assets:
Investments in Securities, at Value (Cost $8,950,842)	$ 5,762,132
Receivables:
Securities Sold	41,854
Due From Advisor	1,978
Dividends and Interest	11,245
Prepaid Expenses	1,202
Total Assets	5,818,411
Liabilities:
Securities Purchased	29,343
Accrued Expenses	16,274
Total Liabilities	45,617

Net Assets	$ 5,772,794

Net Assets Consist of:
Paid In Capital	$ 10,048,561
Accumulated Undistributed Net Investment Income	15,890
Accumulated Undistributed Realized Loss on Investments	(1,102,947)
Unrealized Depreciation in Value of Investments	(3,188,710)
Net Assets, for 911,254 Shares Outstanding	$ 5,772,794

Net Asset Value Per Share	$ 6.33

Minimum Redemption Price Per Share ($6.33 * 0.99) Note 4	$ 6.27

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the year ending March 31, 2009

Investment Income:
Dividends	$ 97,837
Interest	47,395
Total Investment Income	145,232

Expenses:
Advisory Fees (Note 3)	95,191
Transfer Agent Fees	24,188
Legal Fees	8,212
Custodian Fees	8,737
Auditing Fees	12,913
Trustee Fees	1,599
Miscellaneous Fees	5,716
Insurance Fees	922
Registration Fees	7,852
Printing & Mailing Fees	71
Total Expenses	165,401
Advisory Fees Waived (Note 3)	(36,059)
Net Expenses	129,342

Net Investment Income	15,890

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(1,124,540)
Net Change in Unrealized Depreciation on Investments	(2,732,287)
Realized and Unrealized Gain (Loss) on Investments	(3,856,827)

Net Decrease in Net Assets Resulting from Operations	$(3,840,937)

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

MARCH 31, 2009

	For the Years Ended
	3/31/2009	3/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 15,890	$ (58,992)
Net Realized Gain (Loss) on Investments	(1,124,540)	326,210
Unrealized (Depreciation) Investments	(2,732,287)	(1,575,653)
Net (Decrease) in Net Assets Resulting from Operations	(3,840,937)	(1,308,435)

Distributions to Shareholders: (Note 6)
Net Investment Income	-	-
Realized Gains	(175,088)	(754,289)
Total Dividends and Distributions Paid to Shareholders	(175,088)	(754,289)

Capital Share Transactions (Note 4)	990,829	1,154,993

Total Increase (Decrease) in Net Assets	(3,025,196)	(907,731)

Net Assets:
Beginning of Year	8,797,990	9,705,721

End of Year (Including Undistributed Net Investment Income of $15,890 and $0, respectively)	$ 5,772,794	$8,797,990

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended			Period Ended
	3/31/2009	3/31/2008	3/31/2007	3/31/2006 †

Net Asset Value, at Beginning of Year	$ 11.01	$ 13.75	$ 12.35	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.02	(0.08)	(0.02)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.50)	(1.65)	1.47	2.43
Total from Investment Operations	(4.48)	(1.73)	1.45	2.35

Distributions:
Net Investment Income	-	-	-	-
Realized Gains	(0.20)	(1.01)	(0.05)	-
Total from Distributions	(0.20)	(1.01)	(0.05)	-

Net Asset Value, at End of Year	$ 6.33	$ 11.01	$ 13.75	$ 12.35

Total Return **	(40.86)%	(13.08)%	11.78%	23.50%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,773	$ 8,798	$ 9,706	$ 8,881
Ratio of Expenses to Average Net Assets
Before Waivers	2.17%	1.99%	2.04%	2.50%***
After Waivers	1.70%	1.70%	1.70%	1.70%***
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	(0.27)%	(0.90)%	0.52)%	(1.46)%***
After Waivers	0.21%	(0.62)%	(0.18)%	(0.66)%***
Portfolio Turnover	72.01%	87.74%	76.83%	21.94%

† Commencement of Operations April 6, 2005.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Annualized

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2009

service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FASB 48: The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on April 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that, based on their technical merits, they have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

FAS 157: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

                                                   Investments                  Other Financial

Valuation Inputs:                       In Securities                     Instruments

Level 1                                       $5,762,132                        $         -

Level 2                                                       -                                    -

Level 3                                                       -                                    -

Total                                           $5,762,132                        $         -

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

expenses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor has agreed to waive its management fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.70% until July 31, 2009. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary expenses, and costs of acquired funds.  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2009 the Advisor earned advisory fees of $95,191 of which $36,059 was waived.  The Advisor owed the Fund $1,978 as of March 31, 2009.

As of March 31, 2009 the following is subject to repayment by the Fund to the Advisor:

Fiscal Year Ended	Recoverable Through	Fund
March 31, 2007	March 31, 2010	$29,418
March 31, 2008	March 31, 2011	$26,587
March 31, 2009	March 31, 2012	$36,059

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in capital was $10,048,561 as of March 31, 2009.  Transactions in capital for the year ended March 31, 2009, and the fiscal year ended March 31, 2008 were as follows:

	March 31, 2009		March 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	191,908	$1,642,569	174,592	$2,176,020
Shares reinvested	24,695	175,088	63,707	754,289
Shares redeemed	(104,735)	(826,828)	(144,543)	(1,775,316)
Net increase	111,868	$990,829	93,756	$1,154,993

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the year ended March 31, 2009 no redemption fees were collected by the Fund from shareholder transactions.

Note 5. Investment Transactions

For the year ended March 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,965,772 and $5,108,938 respectively.

Note 6. Tax Matters

As of March 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income                                $       15,890

Capital loss carryforward expiring 3/31/2017+      ($    243,267)

Post-October capital loss deferrals between

realized 11/1/08 and 3/31/2009*

                       ($    873,378)

Gross unrealized appreciation on investment

securities

          $     360,779

Gross unrealized depreciation on investment

securities

                       ($ 3,537,482)

Net unrealized depreciation on investment

securities

         ($ 3,176,703)

Cost of investment securities

                         $ 8,485,775

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

On December 16, 2008 distributions of $.20272 per share, aggregating $175,088 were paid to shareholders of record on the same date, from long term capital gains.

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2009, Charles Schwab & Co. for the benefit of its customers owned over 60% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  Substantially all of this account (60% of the Fund) is owned by clients of the Berkshire Bank Company.  Berkshire Bank has discretionary authority over its client’s assets and therefore Berkshire Bank may deem to beneficially own the shares of the Fund and indirectly control the Fund.

Note 8. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

THE ADIRONDACK SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MARCH 31, 2009

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period April 6, 2005 (commencement of investment operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of March 31, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 28, 2009

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2009 (UNAUDITED)

Expense Example

As a shareholder of the Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008 through March 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2009 (UNAUDITED)

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2008	March 31, 2009	October 1, 2008 through March 31, 2009

Actual	$1,000.00	$656.35	$7.02
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.45	$8.55

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Kevin Gallagher 100 Ford Rd. Denville, New Jersey 07834 Age: 44	Trustee	Indefinite; Since March 2005	1	Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004
Wade Coton 26 Vly Road Albany, New York 12205 Age: 41	Trustee	Indefinite; Since March 2005	1	Home Builder and Developer, Richard H. List, Inc. since January 1995.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS (CONTINUED)

MARCH 31, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregory A. Roeder 26 Vly Road Albany, New York 12205 Age: 45	President and Chief Compliance Officer	Indefinite; Since March 2005	N/A	Principal, Adirondack Research & Management, Inc. from 2003 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003; Analyst, CL King & Associates from 1997 to 2000
Louis Morizio 26 Vly Road Albany, New York 12205 Age: 49	Trustee; Secretary	Indefinite; Trustee Since March 2005; Secretary Since December 2004	1	Registered Investment Adviser, Center for Financial Planning, from December 1994 to January 2008; Vice President, Berkshire Bank, from January 2008 to present.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Matthew Reiner 26 Vly Road Albany, New York 12205 Age: 43	Treasurer and Principal Financial Officer	Indefinite; Since March 2005	N/A

Vice President of Research, Paradigm Capital Management from 2000 to 2005; Senior Analyst and Portfolio Manager, Paradigm Capital Management from 1998 to 2005; Equity Analyst, CL King & Associates from 1996 to 1998; Research Associate, CL King & Associates from 1994 to 1996.

Norman Joseph Plourde 26 Vly Road Albany, New York 12205 Age: 46	Trustee	Indefinite; Since March 2005	1

Principal and General Manager since August 2006 of Ideal Wood Products. Treasurer and owner, Ideal Wood Products since October 2001; General Manager of Operations, Universal Forest Products from July 2006 to October 2001; General Manager and treasurer, P&R Truss Co. from June 1985 through October 2001

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2009 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Cotton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

26 Vly Road

Albany, NY  12205

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Auditors

Sanville & Company

Certified Public Accountants

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio  45202

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2009

$ 11,500

FY 2008

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

(c)

Tax Fees

Registrant

FY 2009

$ 1,500

FY 2008

$ 1,600

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 1,500 [tax fees]

FY 2008

$ 1,600 [tax fees]

 (h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 20, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 9, 2009

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 9, 2009

* Print the name and title of each signing officer under his or her signature.